Exhibit 10.1

AMENDMENT NO. 3 TO CLARITEV CORPORATION
2020 OMNIBUS INCENTIVE PLAN

This Amendment No. 3 to Claritev Corporation 2020 Omnibus Incentive Plan, as amended (this “Amendment”), is effective as of the date the stockholders of Claritev Corporation (the “Company”) approve the Amendment.

RECITALS

WHEREAS, the Company maintains the 2020 Omnibus Incentive Plan (the “Plan”);

WHEREAS, capitalized terms not herein defined shall have the applicable meanings set forth in the Plan; and

WHEREAS, Section 12(a) of the Plan permits certain amendments to the Plan, subject to stockholder approval.

NOW, THEREFORE, the Plan is amended as follows:

1. Section 6(a) of the Plan shall be amended and replaced in its entirety with the follows:

“Share Reserve. Subject to Section 11 of the Plan, 5,396,250 shares of Common Stock (the “Plan Share Reserve”) shall be available for Awards under the Plan. Each Award granted under the Plan will reduce the Plan Share Reserve by the number of shares of Common Stock underlying the Award.”

2.All provisions of the Plan that are not expressly modified hereby shall remain in full force and effect. All references in the Plan to “the Plan” shall mean the Plan as amended by this Amendment.

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